                  SCHEDULE 14A--INFORMATION REQUIRED IN PROXY
                                   STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                 SAFENET, INC.
                (Name of Registrant as Specified in its Charter)

  ---------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)    Title of each class of securities to which transaction applies:

     2)    Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)    Proposed maximum aggregate value of transaction:

     5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

     2)    Form, Schedule or Registration Statement No.:

     3)    Filing Party:

     4)    Date Filed:

                                 SAFENET, INC.
                              8029 CORPORATE DRIVE
                           BALTIMORE, MARYLAND 21236

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD MAY 16, 2001 AT 10:30 A.M.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      TO THE STOCKHOLDERS OF SAFENET, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SafeNet, Inc. (the "Company") will be held at the Company's offices located at 8029 Corporate Drive, Baltimore, Maryland 21236 at 10:30 a.m. on May 16, 2001 for the following purposes:

     1. To elect six (6) directors, each to hold office until their respective successors shall have been duly elected or appointed.

     2. To approve an amendment to the restated certificate of incorporation of the Company increasing the authorized number of shares of common stock of the Company from 15,000,000 to 50,000,000.

     3. To ratify the appointment of Ernst & Young LLP as the Company's auditors for the fiscal year ending December 31, 2001.

     4.    To approve the Company's 2001 Omnibus Stock Plan.

     5. To increase the number of shares in the Non-Employee Director Stock Option Plan from 100,000 to 200,000 shares.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Company's common stock, $.01 par value, is the only issued and outstanding class of stock. Only holders of record at the close of business on March 19, 2001 are entitled to notice and to vote at the meeting or any adjournment thereof. All holders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please fill in, date and sign the accompanying proxy and mail it promptly in the enclosed envelope. If you decide to attend the meeting and vote in person, you may then withdraw your proxy.

Enclosed is a copy of the Annual Report on Form 10-K for the year ended December 31, 2000 along with a proxy statement and a proxy card.

                                          By Order of the Board of Directors,

                                          Carole D. Argo
                                          Secretary

March 26, 2001
Baltimore, Maryland

                                 SAFENET, INC.
                              8029 CORPORATE DRIVE
                           BALTIMORE, MARYLAND 21236

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of SafeNet, Inc. (the "Company"), a Delaware corporation, for use at the Annual Meeting of stockholders to be held on May 16, 2001 and at any postponements or adjournments thereof. This material is first being mailed to holders on or about March 26, 2001.

The Company's common stock, $.01 par value (the "Common Stock"), is the only issued and outstanding class of stock. Only stockholders of record at the close of business on March 19, 2001 will be entitled to notice of and to vote at the meeting. At the close of business on March 5, 2001, the Company had 7,029,963 shares of Common Stock outstanding.

The cost of the solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or electronic mail by directors, officers and other employees of the Company without additional compensation therefor. The Company may also agree to pay banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy material to beneficial owners of the Company's Common Stock.

Stockholders are entitled to one vote for each share held. There is no cumulative voting for the election of directors. Any proxy given may be revoked by a stockholder at any time before it is voted by filing a written revocation notice with the Secretary of the Company or by duly executing a proxy bearing a later date. Any stockholder present at the meeting who desires to vote his or her shares in person may also revoke a proxy.

The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the meeting. Subject to any revocations, all shares represented by properly executed proxies will be voted in accordance with the directions on the proxy. If no direction is made, the proxy will be voted "FOR" all proposals contained herein. Proxies marked "abstain" will be treated as present and entitled to vote for the purpose of determining a quorum is present, but will not be voted with respect to any proposal marked "abstain". If a proxy returned by a bank, broker, nominee or other fiduciary indicates that they do not have discretionary authority to vote some or all of the shares covered thereby with respect to a given proposal and do not otherwise authorize the voting of such shares, such shares, or "non-votes", will be considered to be present. Under applicable Delaware law, in determining whether a proposal has received the requisite number of affirmative votes, abstentions and non-votes will be counted and will have the same effect as a vote against that proposal.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

As to the proposed amendment and restatement of the Company's Certificate of Incorporation submitted for stockholder action in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under Delaware law, such matter shall be determined by a majority of the shares of Common Stock outstanding. Failure to return a properly executed proxy card or to vote in person, or abstaining from voting, will have the same effect as a vote "AGAINST" approval of the proposed amendment and restatement of the Certificate of Incorporation. Shares underlying broker non-votes will not be counted as having been voted at the meeting and will have the same effect as a vote "AGAINST" approval of the proposed amendment and restatement of the Certificate of Incorporation.

As to the proposed ratification of Ernst & Young LLP as independent auditors of the Company submitted for stockholder action in Proposal 3 and the ratification of the Company's 2001 Omnibus Stock Plan submitted for stockholder action in Proposal 4 and the ratification to increase the number of shares in the Non-Employee Director Stock Option Plan and all other matters that may properly come before the annual meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either broker non-votes or proxies marked "ABSTAIN" as to that matter.

PROPOSAL NO. 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

A Board of Directors consisting of six directors is to be elected by the stockholders at the annual meeting to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The six directors nominated for election at the annual meeting are: Anthony A. Caputo, Thomas A. Brooks, Shelley A. Harrison, Ira A. Hunt, Jr., Bruce R. Thaw and Andrew E. Clark. The Board of Directors has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

The following information is submitted concerning the nominees for election as directors based upon information received by the Company from such persons:

               NAME                 AGE                 OFFICE                DIRECTOR SINCE
               ----                 ---                 ------                --------------
Anthony A. Caputo                   59    Chairman, Chief Executive Officer        1986
                                          and President
Thomas A. Brooks                    64    Director                                 1998
Andrew E. Clark                     38    Director                                   --
Shelley A. Harrison                 58    Director                                 1999
Ira A. Hunt, Jr.                    76    Director                                 1990
Bruce R. Thaw                       48    Director                                 1990

ANTHONY A. CAPUTO, the Chairman, Chief Executive Officer and President of the Company, has been a director of the Company since November 1986. Until 1986, Mr. Caputo was CEO of TACT Technology, a network security firm that he founded in 1982. Mr. Caputo has over 30 years experience in the computer industry, in marketing and management capacities. In June 1993, Mr. Caputo was named Maryland's High Tech Entrepreneur of the Year. He has served as an officer of several publicly traded companies including International Mobile Machines, Inc., Comshare, Inc. and Value Software, now part of Computer Associates, Inc. He is currently a director of Oleran Network Solutions, Inc.

THOMAS A. BROOKS has been a director of the Company since July 1998. Mr. Brooks held various executive positions with AT&T from 1991 through 1999. In 1992, he was appointed Director of the Special Accounts Business Unit of Federal Systems Advanced Technologies ("FSAT"). In 1993, he became acting Vice President, Information Systems within FSAT. In January 1994, he became Senior Vice President, AT&T Paradyne, and General Manager of AT&T Secure Products Business Unit. In January 1996, he was appointed Vice President of AT&T Government Markets and President of AT&T Technical Services Company. He retired from AT&T in 1999 and continues as a consultant to AT&T Government Markets. Mr. Brooks served 32 years as a U.S. Navy Intelligence officer, retiring from active military service as a Rear Admiral and Director of Naval Intelligence in 1991. In 1995, President Clinton appointed Mr. Brooks as one of three members of the Security Policy Advisory Board where he served through the end of the Clinton Administration. From 1995 to 1997, Mr. Brooks was a member of the Defense Policy Board. He also serves on advisory boards for the Defense Intelligence Agency and the Office of Naval Intelligence. From 1999 to 2000, he was a member of the Federal Government Joint Security Commission. Mr. Brooks is a graduate of Fordham University, with a Master's degree from Fairleigh Dickenson University. He has done post Master's studies at George Washington University and the University of California and has published several articles on cryptography in various technical publications. He serves on the Board of Directors of Navy Mutual Aid Association and several Intelligence professional associations.

ANDREW E. CLARK is Chairman and President of Wheatfield Ventures, LLC, a private equity firm concentrating on early stage investing within the technology sector. Currently, Mr. Clark serves as Chairman of the Board of Oleran Network Solutions and on the Board of Directors of EhotHouse, Sphere Corporation and Velao.com. Mr. Clark also sits on the Advisory Board of Spring Capital Partners, L.P., a small business investment company providing subordinated mezzanine debt financing in the Mid-Atlantic region. From October 1997 through December 2000, Mr. Clark held various executive operating positions with Verio, Inc., including President of the eBusiness/Custom Web Development and East Regional business units. Prior to Verio, Mr. Clark functioned as Chief Executive Officer and Chairman of the Board for one of the original, regional Internet Service Providers that was acquired by Verio as part of that company's strategic business plan. Mr. Clark began his career as a professional at KPMG Peat Marwick. He received his B.S. degree in Accounting from Washington and Lee University and is a Certified Public Accountant in the State of Maryland. On March 5, 2001, the board of directors nominated Mr. Clark to the board. His nomination will take effect subject to stockholder approval at the next board meeting scheduled for May 16, 2001.

SHELLEY A. HARRISON has been a director of the Company since 1999. He has served as Chief Executive Officer of SPACEHAB, Inc. since April 1996, Director since August 1987 and Chairman of the Board since August 1993. Dr. Harrison co-founded and served as Chairman and Chief Executive Officer of Symbol Technologies Inc. from 1973 to 1982. Dr. Harrison is a founder and Managing General Partner of PolyVentures I & II, high-technology venture capital funds organized in 1987 and 1991, respectively. Dr. Harrison was a Member of Technical Staff at Bell Telephone Laboratories and a Professor of Electrical Sciences at the State University of New York at Stony Brook. Dr. Harrison holds a Ph.D. and Master of Science degree in Electrophysics from Polytechnic University and a Bachelor's Degree of Electrical Engineering from New York University. He is a member of numerous honor societies, trade and industry organizations, and a technology advisor to governments, author of books and technical publications and holder of numerous patents. Dr. Harrison is also a member of the Boards of click2learn.com and NetManage, Inc., as well as several private technology companies.

IRA A. HUNT, JR. has been a director of the Company since December 1990. Mr. Hunt is a graduate of the U.S. Military Academy, West Point, New York. He served 33 years in various command and staff positions in the U.S. Army, retiring from active military service as a Major General in 1978. Subsequently, Mr. Hunt was President of Pacific Architects and Engineers in Los Angeles, California and a Vice President of Frank E. Basil, Inc. in Washington, D.C. Mr. Hunt has a Master of Science degree in civil engineering from the Massachusetts Institute of Technology; a Master of Business Administration degree from the University of Detroit; a Doctor of the University degree from the University of Grenoble, France; and a Doctor of Business Administration degree from George Washington University.

BRUCE R. THAW has been a director of the Company since December 1990. From 1987 to March 31, 2000, Mr. Thaw served as general counsel to the Company. Mr. Thaw is currently President and Chief Executive Officer of Bulbtronics, Inc., a national distributor of specialty light sources and related products. Mr. Thaw was admitted to the bar of the State of New York in 1978 and the California State Bar in 1983. Mr. Thaw is also a director of Amtech Systems, Inc., a publicly-traded company engaged in the semiconductor industry, and Nastech Pharmaceutical Company, Inc., a publicly-traded company engaged in drug delivery technology.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
--------------------------------------------------------------------------------

The Company's Board of Directors has established an Audit Committee, which is comprised of Thomas A. Brooks and Ira A. Hunt, Jr. It is anticipated that, if elected to the Board of Directors, Andrew E. Clark will join the audit committee in May 2001. The purpose of the Audit Committee is to review with the Company's independent auditors and the Chief Financial Officer of the Company, the financial controls and practices of the Company and the plans for and results of the audit engagement. For more information regarding the Audit Committee, see Report of Audit Committee. The Audit Committee is governed by a written charter, a copy of which is included in Appendix C.

The Company's Board of Directors has established a Compensation Committee, which is comprised of Thomas A. Brooks and Ira A. Hunt, Jr. The Compensation Committee establishes the general compensation policies of the Company, establishes specific compensation for each executive officer of the Company and administers the Company's Stock Option Plan. The Compensation Committee held two meetings in 2000.

The Company does not have a nomination or similar committee. The Board of Directors held seven meetings during 2000. Every director except Mr. Harrison attended at least 75% of the meetings of the Board and any committee on which they served during the year.

COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

The Company has not paid and does not presently propose to pay cash compensation to any director for acting in such capacity, except for reimbursement for reasonable expenses in attending those meetings. On July 19, 2000, the Board of Directors approved annual cash compensation payments of $4,000 and $2,500 to be paid to members of the Audit and Compensation Committees, respectively. These payments are remuneration for additional services required under the new audit committee standards issued by the Securities and Exchange Commission.

On January 4, 2000, each director who was not an employee of the Company (Messrs. Brooks, Harrison, Hunt and Thaw) was granted a stock option exercisable for 10,000 shares of Common Stock. The per share option price is $21.313, the closing price on the grant date. The option has a five-year term and vests over a three-year period commencing with the first anniversary of grant date.

On July 19, 2000, each director who was not an employee of the Company (Messrs. Brooks, Harrison, Hunt and Thaw) was granted a stock option exercisable for 6,667 shares of Common Stock. The per share option price is $31.688, the closing price on the grant date. The option has a five-year term and is fully vested.

On January 2, 2001, each director who was not an employee of the Company, who attended at least 75% of the aggregate number of meetings of the Board during 2000 (Messrs. Brooks, Hunt and Thaw) and who is standing for election at the May 16 Annual Meeting was granted a stock option exercisable for 10,000 shares of Common Stock. The per share option price is $43.625, the closing price on the grant date. The option has a five year term and vests over a three year period commencing with the first anniversary of grant date.

       UNLESS AUTHORITY IS WITHHELD, THE PROXIES WILL BE VOTED "FOR" THE
             ELECTION OF THE SIX NOMINEES NAMED ABOVE AS DIRECTORS.

       THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR"
         ELECTION OF ALL OF THE SIX NOMINEES NAMED ABOVE AS DIRECTORS.

EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

The executive officers of the Company as of the date of this Proxy Statement are set forth in the table below. All executive officers are appointed at the annual meeting or interim meetings of the Board of Directors. Each executive officer is appointed by the Board of Directors to hold office until his or her successor is duly appointed and qualified:

                   NAME                     AGE            OFFICE OR POSITION HELD
ANTHONY A. CAPUTO                           59    Chairman, Chief Executive Officer and
                                                  President
CAROLE D. ARGO                              39    Senior Vice President, Chief Financial
                                                  Officer, Secretary and Treasurer
SEAN R. PRICE                               37    Senior Vice President, Business
                                                  Development
WILLIAM F. GERITZ                           36    President and General Manager, United
                                                  States Operations
MICHAEL M. KAPLAN                           57    SENIOR VICE PRESIDENT AND CHIEF TECHNOLOGY
                                                  OFFICER

Certain biographical information regarding the executive officers, except for Mr. Caputo (see Election of Directors), is set forth below:

CAROLE D. ARGO joined the Company in July 1999 as Senior Vice President and Chief Financial Officer. Ms. Argo was appointed Secretary and Treasurer in January 2000. Prior to joining the Company, Ms. Argo was Chief Financial Officer of Optelcom, Inc., a public company focusing on providing fiber optic equipment for video transmission, from August 1998 to July 1999. Previously, Ms. Argo was the Vice President of Finance and Operations for Byk Gardner, a color and appearance instrumentation company, for eight years. Ms. Argo has seven years of public accounting experience as an audit professional, most recently as an Audit Manager at Deloitte and Touche, LLP. She is a Certified Public Accountant and holds a Masters of Business Administration from Loyola College of Maryland and a Bachelor of Science in Accounting from the University of Arizona.

SEAN R. PRICE joined the Company in April 1997 as Vice President, North American Sales and was appointed Senior Vice President, Business Development in November 2000. Prior to joining SafeNet, Mr. Price was Vice President of Sales for Nuera Communications Inc., a leader in voice over Internet and Frame Relay technology, where he managed direct sales to carriers and end users as well as indirect sales through VAR's. From 1993 to 1995, he was Director, Worldwide Sales for Pacific Communication Sciences, Inc.

WILLIAM F. GERITZ joined the Company in September 2000 as Senior Vice President and General Manager, VPN Products and was appointed President and General Manager of United States Operations in January 2001. Previously, Mr. Geritz spent over ten years at ICARUS Corporation, a knowledge based software division of Aspen Technologies, Inc., where he held several strategic executive management positions. In his most recent role as executive vice president, Mr. Geritz was responsible for the company's worldwide product strategy. Prior to this role, Mr. Geritz was vice president of ICARUS, where he built the international business through direct sales and reseller channels worldwide. Mr. Geritz also held several key roles in sales and marketing and a senior business development position. He holds a Bachelor of Arts degree in Economics from St. Mary's College of Maryland.

MICHAEL M. KAPLAN joined the Company in January 1996 as Senior Vice President, Technology and was appointed Senior Vice President and Chief Technology Officer in January 2001. Prior to joining SafeNet,

Mr. Kaplan worked for AT&T Bell Laboratories ("Bell Labs") for 27 years. In his most recent assignment at Bell Labs, he was the Director of Secure Communications, where he led the design, development and support of AT&T's security products for voice, data and fax and video applications. In previous assignments with Bell Labs, Mr. Kaplan developed systems and managed teams responsible for building a wide variety of computer applications ranging from data base management systems to network operations support systems to data communications switching and transmission equipment. Early in his career, he led a software development team responsible for building virtual memory operating systems at International Computers LTD., in London. Mr. Kaplan holds a Master of Science in Mathematics degree from Adelphi University and a Bachelor of Arts in Mathematics degree from Queens College. Mr. Kaplan holds six patents for various aspects of telephone security devices and associated services.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS
--------------------------------------------------------------------------------

The following table sets forth as of March 19, 2001 (unless otherwise specified) certain information as to persons known to the Company to be beneficial owners of more than five percent of the outstanding shares of the Company's Common Stock, by each director, by the nominee for director and by each of the current executive officers and by all executive officers and directors of the Company as a group.

                                                NUMBER OF SHARES
     NAME (AND ADDRESS OF 5% OWNERS)          BENEFICIALLY OWNED(1)   PERCENT
     -------------------------------          ---------------------   -------
Anthony A. Caputo(4)
8029 Corporate Drive
Baltimore, MD 21236                                  624,600           8.9%

J.P. Morgan & Chase(2)
270 Park Avenue
New York, NY 10017                                   495,715           7.1%

Arbor Capital Management, LLC(3)
One Financial Plaza
120 South Sixth Street
Minneapolis, MN 55402                                484,000           6.9%

Bruce R. Thaw(4)                                     240,000           3.4%
Ira A. Hunt, Jr.(4)                                   30,000             (5)
Michael M. Kaplan(4)                                  19,999             (5)
Shelley A. Harrison(4)                                16,666             (5)
Thomas A. Brooks(4)                                   10,100             (5)
Carole D. Argo(4)                                      6,166             (5)
Sean R. Price(4)                                       3,916             (5)
Andrew E. Clark                                           --             --
William F. Geritz                                         --             --

All Current Executive Officers and
Directors as a Group (10 persons)(4)                 951,447          13.5%

(1) The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised.
(2) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2000 by J.P. Morgan Chase & Co., a registered investment advisor.
(3) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2001 by Arbor Capital Management, LLC, a registered investment advisor.
(4) Includes shares issuable pursuant to outstanding stock options that may be exercised within 60 days from the date hereof as follows: 30,000 shares for Mr. Caputo; 20,000 shares for Mr. Thaw; 15,000 shares for Mr. Hunt; 19,999 shares for Mr. Kaplan; 16,666 shares for Dr. Harrison; 9,000 shares for Mr. Brooks; 6,166 shares for Ms. Argo; 3,916 shares for Mr. Price; and 120,747 shares for all officers and directors as a group.
(5) Represents less than 1% of the outstanding shares of Common Stock.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
--------------------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the copies of such reports furnished to the Company and written representations from the executive officers and directors, the Company is unaware of any instances of noncompliance or late compliance with such filings during the fiscal year ended December 31, 2000 by its executive officers and directors, except for a late filing on Form 4 by Thomas A. Brooks, a director, for two sales, aggregating 2,500 shares of Common Stock.

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

The following table sets forth certain information regarding compensation paid by the Company during each of the Company's last three fiscal years to (1) the Company's Chief Executive Officer and (2) the other three most highly compensated executive officers of the Company whose aggregate cash compensation in fiscal year 2000 exceeded $100,000 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                          ANNUAL COMPENSATION             AWARDS
                                    -----------------------------------------------
                                                        OTHER ANNUAL
    NAME AND PRINCIPAL              SALARY     BONUS    COMPENSATION     OPTIONS
         POSITION            YEAR     ($)       ($)        ($)(1)        (SHARES)
-----------------------------------------------------------------------------------

Anthony A. Caputo,           2000   332,750   192,000        0            80,000
Chairman, Chief              1999   302,500   123,750        0                 0
Executive Officer            1998   275,000   110,000        0                 0
And President

Michael M. Kaplan,           2000   192,000    93,000        0            60,000
Senior Vice President,       1999   180,000    49,500        0                 0
Technology                   1998   154,750    49,500        0            10,000

Carole D. Argo,              2000   161,000    75,000        0            33,000
Senior Vice President,       1999    68,750    26,250        0            40,000
Chief Financial Officer,     1998         0         0        0                 0
Secretary and
Treasurer(2)

Sean R. Price                2000   233,000         0        0            53,333
Senior Vice President,       1999   150,000         0        0                 0
Business Development         1998   147,513         0        0            10,000

(1) Perquisites and other personal benefits to the Named Executive Officers were less than both $50,000 and 10% of the total annual salary and bonus reported for the Named Executive Officers, and therefore, information has not been included.
(2) Ms. Argo became an employee of the Company in July 1999.

The table below sets forth certain information with respect to stock options granted during fiscal year 2000 to the Named Executive Officers under the Company's employee stock option plans.

OPTION GRANTS IN FISCAL YEAR 2000
--------------------------------------------------------------------------------

                                                                                 POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                                                                                     ANNUAL RATES
                                                                                    OF STOCK PRICE
                                                                                   APPRECIATION FOR
                                           INDIVIDUAL GRANTS                        OPTION TERM(3)
------------------------------------------------------------------------------------------------------
                          NUMBER OF
                          SECURITIES    % OF TOTAL
                          UNDERLYING     OPTIONS
                           OPTIONS      GRANTED TO    EXERCISE OR
                           GRANTED     EMPLOYEES IN   BASE PRICE    EXPIRATION
          NAME               (#)       FISCAL YEAR      ($/Sh)         DATE       5% ($)      10% ($)
------------------------------------------------------------------------------------------------------
Anthony A. Caputo           50,000(1)      6.7          14.750       05/31/07    300,237      699,679
                            30,000(1)      4.0          24.125       10/11/07    294,639      686,634
Michael M. Kaplan           10,000(2)      1.3          20.500       01/01/07     83,456      194,487
                            50,000(2)      6.7          14.750       05/31/07    300,237      699,679
Carole D. Argo               8,500(2)      1.1          20.500       01/01/07     70,937      165,314
                            11,500(1)      1.5          14.750       05/31/07     69,054      160,926
                            13,000(1)      1.7          24.125       10/11/07    127,677      297,541
Sean R. Price                1,750(2)      0.2          20.500       01/01/07     14,605       34,035
                            31,583(1)      4.2          14.750       05/31/07    189,647      441,959
                            20,000(1)      2.7          24.125       10/11/07    196,426      457,756

(1) The option becomes exercisable in cumulative annual installments of 25% of the shares on each of the first, second, third and fourth anniversaries of the grant date.
(2) The option becomes exercisable in cumulative annual installments of 33 1/3% of the shares on each of the first, second and third anniversaries of the grant date.
(3) The potential realizable value has been calculated in conformity with Security and Exchange Commission proxy statement disclosure rules and is not intended to forecast possible future appreciation of the Common Stock. No gain to the options is possible without stock price appreciation, which will benefit all shareholders. If the stock price does not increase above the exercise price, compensation to the named executive will be zero.
(4) The Company granted no stock appreciation rights in 2000.

The table below sets forth certain information with respect to options exercised by the Named Executive Officers during fiscal year 2000 and with respect to options held by the Named Executive Officers at the end of fiscal year 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES (1)
--------------------------------------------------------------------------------

                                                          NUMBER OF SECURITIES
                                                               UNDERLYING             VALUE OF UNEXERCISED IN-
                                                         UNEXERCISED OPTIONS AT         THE-MONEY OPTIONS AT
                                                          DECEMBER 31, 2000 (#)       DECEMBER 31, 2000 ($) (2)
                          NUMBER OF                    ---------------------------------------------------------
                         SECURITIES
                         UNDERLYING
                           OPTIONS         VALUE
         NAME           EXERCISED (1)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------
Anthony A. Caputo               0               0        30,000         100,000       1,162,500      3,073,750
Michael M. Kaplan          16,000         491,712        13,266          76,734         504,549      2,509,826
Carole D. Argo             10,000         283,750         3,333          59,667          98,333      1,680,167
Sean R. Price              15,001         356,670         3,334          56,666         128,138      1,650,552

(1) No stock appreciation rights were exercised by any Company employee, executive officer or director in 2000, and there are no outstanding stock appreciation rights held by any employee, executive officer or director of the Company.

(2) The value of unexercised stock options at December 31, 2000 is based on the last reported sale price of $47.00 for the Common Stock, as reported by the NASDAQ National Market on that date.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS
--------------------------------------------------------------------------------

In March 1997, the Company and Mr. Caputo entered into a five-year employment agreement. Pursuant to the terms of the agreement, Mr. Caputo is to receive an annual salary of $250,000 adjusted annually based on a review by the Compensation Committee with a minimum annual increase of ten percent. Mr. Caputo is also entitled to incentive compensation of up to one-half his base salary upon attainment of the Company's business objectives as set forth in the Company's annual business plan. As further compensation, Mr. Caputo was issued on March 27, 1997, a five year stock option to purchase 50,000 shares of the Company's Common Stock at a per share exercise price of $8.25 which was 110% of the closing price on that date. The option vests at 20% per full year of service. On May 31, 2000, Mr. Caputo was issued a seven year option to purchase 50,000 shares of the Company's Common Stock at a per share exercise price of $14.75, the closing price on the date of grant. The option vests at 25% per full year of service. On October 11, 2000, Mr. Caputo was issued an option to purchase 30,000 shares of the Company's Common Stock at a per share exercise price of $24.12, the closing price on the date of grant. The option vests at 25% per full year of service.

If the Company terminates Mr. Caputo's employment against his will and without cause, as defined in the agreement, he is entitled to salary and target incentive compensation accrued through the termination date plus the lesser of
(i) $600,000 or (ii) the balance of his compensation under the contract to the end of the agreement computed using the latest applicable salary rate. In the event his employment with the Company is terminated within one year following the occurrence of a change in control, he is entitled to receive, in lieu of the severance payment otherwise payable, his annual salary multiplied by three and his then current target incentive compensation multiplied by three.

Ms. Argo's employment offer letter provides for the payment of six months salary should the Company terminate her employment for any reason. In addition, if another company acquires the Company, any unexercised stock option remaining from the initial grant of 40,000 stock options on July 30, 1999 is subject to accelerated vesting of 100% of unexercised shares.

Mr. Geritz's employment offer letter provides for the payment of six months salary should the Company terminate his employment for any reason.

Mr. Price's employment offer letter provides for the payment of six months salary should the Company terminate his employment without cause.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

The Compensation Committee for fiscal year 2000 was comprised of Thomas A. Brooks and Ira A. Hunt, Jr. The Company did not employ Messrs. Brooks and Hunt during 2000 or before.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation policies of the Company, specific compensation for each executive officer of the Company and administers the Company's Stock Option Plan. The Company's intent as administered through the Committee is to make the compensation packages of the executive officers of the Company sufficient to attract and retain persons of exceptional quality and to provide effective incentives to motivate and reward such executives for achieving the scientific, financial and strategic goals of the Company essential to the Company's long-term success and to growth in stockholder value. The Company's typical executive compensation package consists of three components:
(1) base salary; (2) incentive cash bonuses; and (3) stock options.

BASE COMPENSATION
The Committee's approach is to offer executive salaries competitive with those of other executives in the industry in which the Company operates. To that end, the Committee evaluates the competitiveness of its base salaries based upon information drawn from various sources, including published and proprietary survey data, consultants' reports and the Company's own experience recruiting and training executives and professionals. The Company's base salary levels are intended to be consistent with competitive practice and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company and the performance of the individual executive.

BONUSES
In addition to base salary, executives are eligible to receive discretionary bonuses, from time to time, upon the achievement of certain scientific, financial and marketing milestones. In addition, at the beginning of each year, the Committee and the Company's Chairman and Chief Executive Officer review each executive's job responsibilities and goals for the upcoming year. The amount of the bonus and any performance criteria vary with the position and role of the executive within the Company. In addition, for all executives, the Committee, with the assistance of the Company's Chief Financial Officer, reviews the Company's actual financial performance against its internally budgeted performance in determining year-end bonuses, if any. However, the Committee does not set objective performance targets for employees other than executive officers.

STOCK OPTION GRANTS

The Company, from time to time, grants stock options in order to provide certain executives with a competitive total compensation package and to reward them for their contribution to the long-term price performance of the Company's Common Stock. Grants of stock options are designed to align the executive's interest with that of the stockholders of the Company. In awarding option grants, the Committee will consider, among other things, the amount of stock and options presently held by the executive, the executive's past performance and contributions, and the executive's anticipated future contributions and responsibilities.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER IN 2000
The Committee approved an annual salary for Mr. Caputo of $332,750 for 2000 and a bonus plan that could pay up to 50% of that annual salary at the discretion of the Committee. In determining the total bonus to be paid to Mr. Caputo, quantitative criteria the Committee considered included business strategy, growth of the Company, development of new products, productivity improvement, customer satisfaction, financial performance and change in stockholder value. In making compensation decisions based on the quantitative criteria set forth above, the Committee believes that the compensation paid to Mr. Caputo is closely tied to the performance of the Company. The Committee based its compensation recommendations for 2000 primarily upon the increase in stockholder value brought about by the per share price increase of the Company's Common Stock and the re-orientation of the Company away from the traditional product business toward the original equipment market with embedded technology (products, chips and software). The Committee increased the targeted bonus because the Company's earnings and stock performance exceeded the Company's 2000 business plan and investment analyst estimates. The Committee granted Mr. Caputo a bonus of $192,000 for fiscal year 2000.

SUMMARY
The Committee believes that the executive compensation aligns the interests of management with that of stockholders and focuses management's attention on the long-term successful operation of the Company. Each of the executive officers and directors has received stock options to purchase shares of Common Stock. In addition, Mr. Caputo is a significant stockholder of the Company. Consequently, a significant portion of the compensation of the executive officers and directors is dependent on the Common Stock price performance and maintenance of value in the marketplace.

                     Thomas A. Brooks and Ira A. Hunt, Jr.

REPORT OF AUDIT COMMITTEE
--------------------------------------------------------------------------------

The undersigned members of the Audit Committee of SafeNet, Inc. oversee the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Each member of the Audit Committee is an outside, non-employee director and is considered independent, as defined under the standards of the Nasdaq Audit Committee Rules. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the fiscal year ended December 31, 2000 with management, including the quality and acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed the audited financial statements with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality and acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board.

The Audit Committee discussed with the Company's independent auditors the overall scope and plan for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held three meetings during fiscal year 2000 which were attended by all members. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also appointed, subject to stockholder ratification of, Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     THE AUDIT COMMITTEE CHARTER, AS APPROVED BY THE BOARD OF DIRECTORS, IS
                         INCLUDED HEREIN AS EXHIBIT C.

 THOMAS A. BROOKS, AUDIT COMMITTEE CHAIR AND IRA A. HUNT, JR., AUDIT COMMITTEE
                                     MEMBER

ADVISORY BOARD
--------------------------------------------------------------------------------

In January 1997, the Company announced the formation of an advisory board to assist the Company in building stockholder value by facilitating growth. The Advisory Board is currently inactive and thus, was dissolved by the Board of Directors on March 5, 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Bruce R. Thaw, a director of the Company, served as general counsel to the Company through March 31, 2000 and billed the Company $27,582 for legal fees for representing the Company in connection with legal and regulatory matters in 2000.

STOCK PERFORMANCE CHART
--------------------------------------------------------------------------------

The chart below compares the total return (change in year-end stock price plus reinvested dividends) of the Company's Common Stock, the Total Return Index for the NASDAQ Stock Market (U.S.) and the NASDAQ Computer and Data Processing Services Stock Index. The graph assumes that $100 was invested in the Company's Common Stock and in each of the foregoing indices. The graph also assumes that all dividends were reinvested.

There can be no assurance as to the future trends in the total return of the Company's Common Stock or of the foregoing indices. The Company does not make nor does it endorse any predictions as to future stock price performance.

                               TOTAL RETURN INDEX   NASDAQ COMPUTER AND
MEASUREMENT                        FOR NASDAQ         DATA PROCESSING
   PERIOD      SAFENET, INC.         STOCK            SERVICES STOCK
YEAR COVERED        ($)        MARKET (U.S.) ($)         INDEX ($)
    1995          100.00             100.00               100.00
    1996           36.36             122.71               123.43
    1997           24.37             149.25               150.02
    1998           37.63             208.40               275.04
    1999           82.83             386.77               563.91
    2000          189.90             234.81               314.03

PROPOSAL NO. 2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
--------------------------------------------------------------------------------

The amendment described in Proposal 2 is contained within the Restated Certificate of Incorporation set forth in Exhibit "A" to this Proxy Statement, in substantially the form in which it will take effect if the Amendment is approved by the stockholders. The following description of the amendment is qualified in its entirety by reference to Exhibit "A".

The stockholders are being asked to approve the amendment and restatement of the Company's Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 15,000,000 to 50,000,000. The Board authorized the amendment and restatement of the Certificate on March 5, 2001.

The Certificate currently provides that the Company is authorized to issue two classes of stock, consisting of 15,000,000 shares of Common Stock, and 500,000 shares of Preferred Stock. On March 19, 2001, 7,029,963 shares of Common Stock were issued and outstanding and 501,207 shares of Common Stock, excluding shares subject to options granted in March 2001 were reserved for issuance upon the exercise of outstanding options. The remaining shares of authorized but unissued Common Stock are not reserved for any specific use and are available for future issuance. There is currently no Preferred Stock issued and outstanding.

PURPOSE OF AMENDMENT AND RESTATEMENT OF CERTIFICATE
--------------------------------------------------------------------------------

The proposed amendment will authorize sufficient additional shares of Common Stock to provide the Company the flexibility to make such issuances as may be necessary in order for the Company to complete stock splits, acquisitions or other corporate transactions and to issue shares in connection with the Company's stock option plans. The proposed amendment to the Certificate, authorizing an additional 35,000,000 shares of Common Stock, would facilitate the Company's ability to accomplish these goals and other business and financial objectives in the future without the necessity of delaying such activities for further stockholder approval, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any stock exchange or other system on which the Company's securities may then be listed. Future issuances of additional shares of Common Stock or securities convertible into Common Stock, whether pursuant to an acquisition or other corporate transaction, would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. The availability for issuance of additional shares of Common Stock could discourage or make difficult efforts to obtain control of the Company.

If approved, Section (a) of Article IV of the Amended and Restated Certificate of Incorporation would be amended and restated as follows:

    (a) The Corporation shall be authorized to issue the following shares:

  CLASS     NUMBER OF SHARES   PAR VALUE
   Common      50,000,000        $.01
Preferred         500,000        $.01

VOTE REQUIRED
--------------------------------------------------------------------------------

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the amendment and restatement of the Certificate to increase the authorized number of shares of Common Stock from 15,000,000 to 50,000,000. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

 UNLESS MARKED TO THE CONTRARY, THE SHARES PRESENTED BY THE ENCLOSED PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CERTIFICATE.

THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL
 OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION

PROPOSAL NO. 3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S AUDITORS
--------------------------------------------------------------------------------

The Board of Directors, based on the recommendation of the Audit Committee, selected Ernst & Young LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2001, subject to ratification by the stockholders. The fee for the audit services for the year ended December 31, 2000 was $60,000 and for non-audit related services was $41,000 for the same period. Ernst & Young LLP will have a representative at the annual meeting who will have the opportunity to make a statement and who will be available to answer appropriate questions.

It is understood that even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

KPMG LLP ("KPMG") audited and reported on the consolidated financial statements of the Company for the two fiscal years ended December 31, 1999. On June 19, 2000, the Board of Directors terminated KPMG as principal accountants. At a meeting held on June 19, 2000, the Audit Committee of the Board recommended, and the Board of Directors of the Company approved, the engagement of Ernst & Young LLP as the

Company's independent auditors for the fiscal year ending December 31, 2000 to replace KPMG, effective June 19, 2000. The audit reports of KPMG on the Company's consolidated financial statements for each of the two fiscal years ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1999, and in the subsequent interim period through June 19, 2000, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the matter in its report.

THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S AUDITORS FOR THE
                     FISCAL YEAR ENDING DECEMBER 31, 2001.

PROPOSAL NO. 4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

APPROVAL OF THE 2001 OMNIBUS STOCK PLAN
--------------------------------------------------------------------------------

The Board of Directors adopted the SafeNet, Inc. 2000 Non-Qualified Stock Option Plan (the "2000 Non-Qualified Plan") on July 19, 2000. On March 5, 2001, the Board of Directors adopted the SafeNet, Inc. 2001 Omnibus Stock Plan (the "2001 Plan" and together with the 2000 Non-Qualified Plan, the "Plan"), which amends and restates the 2000 Non-Qualified Plan, and is submitting the 2001 Plan to stockholders at the annual meeting for approval. The 2001 Plan is designed to attract persons of outstanding ability and potential to join and remain with the Company, by encouraging, motivating and enabling employees to acquire stock ownership in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company through the grant of options to purchase shares of the Company's Common Stock and other awards with respect to Company Common Stock. The maximum aggregate number of shares that may be awarded under the 2001 Plan is 1,000,000 shares of Common Stock. As of the date of this Proxy Statement, no options have been granted under the Plan. In the event the stockholders do not approve the 2001 Plan at the annual meeting, then the 2001 Plan shall be null and void and all awards granted under the Plan shall be subject to the terms and conditions of the 2000 Non-Qualified Plan.

The Board of Directors reviewed and approved the 2001 Plan on March 5, 2001. As part of their approval, the Board of Directors voted to reduce the remaining shares of the Company's 2000 Non-Qualified Plan by 400,000 shares and to decrease the number of shares in the Non-Employee Director Stock Option Plan from the Proposed 200,000 shares (Proposal No. 5) to the original number of 100,000 shares if Proposal No. 4 passes. The net increase of shares that are to be awarded under option plans if Proposal No. 4 is approved is 600,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL
                     OF THE 2001 OMNIBUS STOCK OPTION PLAN.

REASONS FOR APPROVAL
Stockholder approval of the 2001 Plan is necessary in order that incentive stock options granted under the 2001 Plan will qualify for treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). Unless stockholder approval is obtained, any options granted under the 2001 Plan will have less value and, consequently, will not provide the incentive to the recipient intended by the Board of Directors. In addition, stockholder approval of the 2001 plan is needed to comply with certain requirements of the National

Association of Securities Dealers, Inc. regarding issuance of securities. Finally, stock options granted under the 2001 Plan with an exercise price equal to the fair market value of the stock at the date of grant, will qualify for exemption, as performance based compensation, from the $1,000,000 limit under Code Section 162 (m) on deductible compensation paid per year to certain executive officers.

SUMMARY OF THE 2001 PLAN
The following summary of the 2001 Plan does not purport to be complete. Any Stockholder of the Company who wishes to obtain a copy of the 2001 Plan may do so upon written request to the Company's Secretary, Carole D. Argo, at the Company's principal executive offices located at 8029 Corporate Drive, Baltimore, Maryland 21236.

ADMINISTRATION
The Board of Directors of the Company or a Committee appointed by the Board of Directors (hereinafter referred to as the "Board") will administer the 2001 Plan. The Board has full authority, subject to the provisions of the 2001 Plan, to award incentive stock options and nonstatutory stock options ("Options", restricted stock, stock appreciation rights, phantom stock or performance awards (collectively "Awards").

Subject to the provisions of the 2001 Plan, the Board will determine at its sole discretion, among other things, the persons to whom from time to time Awards may be granted ("Participants"), the number of shares of Common Stock (the "Shares") and exercise price, if any, under the Awards, any restrictions or limitations on the Awards including vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such Awards. The interpretation and construction by the Board of any provisions of, or the determination of any questions arising under, the 2001 Plan or any rule or regulation established by the Board pursuant to the 2001 Plan, will be final, conclusive and binding on all persons interested in the 2001 Plan.

SHARES SUBJECT TO THE 2001 PLAN
The 2001 Plan authorizes the granting of Awards, up to a maximum of 1,000,000 shares to be acquired by the Participants of the 2001 Plan. In order to prevent the dilution or enlargement of the rights of the Participants under the 2001 Plan, the number of shares authorized by the 2001 Plan and the number of shares subject to outstanding awards are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, reverse stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock. If any Award granted under the 2001 Plan is forfeited or terminated, the shares that were underlying such Award shall again be available for distribution in connection with Awards subsequently granted under the 2001 Plan.

ELIGIBILITY
Subject to the provisions of the 2001 Plan, Awards may be granted to full-time employees of the Company or its subsidiaries, directors of the Company and consultants employed by the Company.

EFFECTIVE DATE AND TERM OF 2001 PLAN
The 2001 Plan became effective on March 5, 2001, the date on which it was adopted by the Board of Directors. The 2001 Plan will terminate ten (10) years after the effective date, subject to earlier termination by the Board of Directors. No Award may be granted after March 5, 2010, but Awards previously granted may extend beyond such date.

NATURE OF RESTRICTED STOCK
Restricted stock awards typically will be granted at no purchase price, although if required under applicable corporate law, the Board of Directors may establish a purchase price set at the par value of the Common Stock, payable in cash or by other means, including recognition of past employment. Shares of restricted stock are shares of Common Stock, which the grantee is not entitled to sell or otherwise transfer until ownership of the shares vest. The vesting schedule for restricted stock will be determined by the Board of Directors upon grant. If so determined by the Board of Directors upon grant, recipients of restricted stock may receive certain other rights attaching to shares of Common Stock generally, such as dividend and voting rights, as of the date of grant or such later date as the Board may determine (but not later than the date of vesting for such stock). If the recipient of restricted stock ceases to be employed by the Company or any subsidiary of the Company before the vesting date comes, the restricted stock will be forfeited to the Company.

NATURE OF OPTIONS
The 2001 Plan provides for the grant of options, which may be nonstatutory options, incentive stock options, or any combination of the foregoing. In general, options granted under the 2001 Plan are not transferable and have a term not to exceed ten (10) years from the date of grant. The per share exercise price of an incentive stock option granted under the 2001 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant.

EXERCISE OF OPTIONS
The 2001 Plan provides the Board with the sole discretion to determine when options granted there under will become exercisable. Generally, such options may be exercised after a period of time specified by the Board at any time prior to expiration, so long as the optionee remains employed by the Company, except in the case of death or disability, where special rules apply. No option granted under the 2001 Plan is transferable by the Participant other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

NATURE OF STOCK APPRECIATION RIGHTS
Upon exercise, a stock appreciation right ("SAR") entitles the grantee to receive a payment equal to the product of the excess of the fair market value on the exercise date of a share of Common Stock over the base price per share specified in the grant agreement, multiplied by the number of shares with respect to which the SAR is exercised. SARs will be granted on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option). SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option award without the consent of the grantee.

NATURE OF PHANTOM STOCK
Phantom Stock entitles the holder to an economic interest equivalent to the ownership of the underlying shares but not the rights of a stockholder.

NATURE OF PERFORMANCE AWARDS
Performance Awards become payable on account of attainment of one or more performance goals. Performance Awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash by the Company upon attainment of the performance goals.

AGREEMENTS
Awards granted under the 2001 Plan will be evidenced by agreements consistent with the 2001 Plan in such form as the Board may prescribe. Neither the 2001 Plan or agreements there under confer any rights to continued employment upon any Participant.

ERISA AND THE CODE
The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code") and is not subject to any of the provisions of the employee retirement income security act of 1974.

AMENDMENTS TO THE 2001 PLAN
The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the 2001 Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Award, without the Participant's consent, and no amendment may be made without shareholder approval if such approval is required by any tax or regulatory requirement or rule of any exchange or the Nasdaq National Market on which the Shares are traded.

FEDERAL INCOME TAX CONSIDERATIONS
The discussion that follows is summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 2001 Plan. The discussion does not address state, local or foreign tax consequences. The summary is based on the provisions of the Code as in effect on the date of this document and on existing and proposed regulations and ruling there under, all of which are subject to change. Each Participant is urged to consult his tax advisor prior to exercise of an Option and prior to sale or other disposition of Shares acquired under the Plan.

RESTRICTED STOCK AWARDS
A grantee of a restricted stock award of Common Stock generally will recognize ordinary income equal to the fair market value of the Common Stock received less any amount paid for such Common Stock. The grantee's tax basis in the Common Stock is equal to the sum of the amount paid, if any, for such Common Stock and the amount of ordinary income recognized. Where the Common Stock is subject to restrictions such as a performance contingency or other vesting requirement, except as otherwise provided below, the ordinary income generally will be recognized at the time the performance contingency is met or the vesting requirement is satisfied (i.e., when the restrictions lapse). At such time, a grantee generally will recognize ordinary income equal to the then fair market value of the Common Stock less any amount paid for such Common Stock.

A grantee who is awarded restricted stock may elect (i.e., a "Section 83(b) Election"), in accordance with Treasury Regulations and within thirty days after the grant of the stock award, to recognize ordinary income on the grant date rather than the date the restrictions lapse, in an amount equal to the fair market value of the stock on the grant date less any amount paid for such stock. If a Section 83(b) Election is timely made, any appreciation in the value of the Common Stock subsequent to the grant date would not generate additional income until the stock is sold or exchanged, in which case any gain on the sale or exchange would be taxable as capital gain. However, if a Section 83(b) Election is made and some or all of the Common Stock is subsequently forfeited in accordance with the terms of the restricted stock award agreement, the grantee is entitled to a capital loss deduction only to the extent that the amount paid, if any, for such Common Stock exceeds the amount realized, if any, upon such forfeiture.

The Company generally will be entitled to a deduction for federal income tax purposes which will correspond in timing and amount to the recognition of ordinary income by the grantee.

INCENTIVE STOCK OPTIONS
If the 2001 Plan is approved by the stockholders, a Participant will not recognize taxable income upon the grant or exercise of an incentive stock option, except under certain circumstances when the exercise price is paid with already-owned shares of Common Stock that were acquired through the previous exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value of the Shares received on the date of exercise over the exercise price of the Shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the incentive stock option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. Pursuant to the provisions of the 2001 Plan, the aggregate fair market value (determined on the date of grant) of the Shares with respect to which incentive options are for the first time exercisable by a Participant during any calendar year cannot exceed $100,000. The Company will not be entitled to any tax deduction with respect to the grant or exercise of an incentive stock option.

If Shares acquired upon exercise of an incentive stock option are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such Shares to the Participant (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such Shares by the Participant or recipient and (ii) the Company will not be allowed a tax deduction in connection with the Shares acquired pursuant to the exercise of the incentive stock option. If a sale of such Shares occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of income tax payable on a long-term capital gain will depend upon the income tax rates in effect at the time of the sale. The ability of a Participant to utilize a long-term capital loss will depend upon the Participant's other income tax attributes and the statutory limitations on capital loss deductions. To the extend that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Shares acquired may be higher for determining a long-term capital gain or loss for alternative minimum tax purposes.

A "disqualifying disposition" will result if the Shares acquired upon the exercise of an incentive stock option (except in the circumstances of a decedent's incentive stock option as described below) are sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition, the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on disposition. The Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. The Participant will report as a short-term capital gain, as applicable, any amount realized in excess of the fair market value on the date of exercise. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Shares acquired may be higher for determining a short-term capital gain or loss for alternative minimum tax purposes.

The general rules discussed above are different if the Participant disposes of the Shares in a disqualifying disposition in which a loss, if actually sustained, would not be recognized by the Participant. Examples of these dispositions include gifts or sales to related parties such as members of the Participant's family and corporations or entities in which the Participant owns a majority equity interest. In such circumstances, the Participant would recognize ordinary income equal to the difference between the exercise price of the Shares and the fair market value of the Shares on the date of exercise. The amount of ordinary income would not be limited by the price at which the Shares were actually sold by the Participant to the related party.

If the Participant retires or otherwise terminates employment with the Company, other than by reason of death or permanent and total disability, an incentive stock option must be exercised within three months of such termination in order to be eligible for the tax treatment of the incentive stock options described above, provided the ISO Holding Period requirements are met. If a Participant terminates employment because of a permanent and total disability, the incentive stock option will be eligible for such treatment if it is exercised within one year of the date of termination of employment, provided the ISO Holding Period requirements are met. In the event of a Participant's death, the incentive stock option will be eligible for such treatment if exercised by the Participant's legatees, personal representatives or distributees, provided that the death occurred while the Participant was employed, within three months of the date of termination of employment or within one year following the date of termination of employment because of permanent and total disability.

NONQUALIFIED STOCK OPTIONS
In general, a Participant to whom a nonstatutory option ("NSO") is granted will recognize no taxable income at the time of the grant. Upon exercise of a NSO, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Shares on the date of exercise exceeds the exercise price of the NSO, and the Company will generally be entitled to a tax deduction equal to the ordinary income recognized by the Participant in the year the participant recognizes ordinary income, subject to the limitations of
Section 162(m) of the Code. The Company is required to withhold certain income taxes from certain Participants upon exercises of a NSO.

Any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Shares and the fair market value of the Shares on the date of exercise of the NSO. Such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Shares are held. The required holding period for long-term capital gains is presently one year. The excess of the net long-term capital gain over net short-term capital loss is currently taxable at a maximum tax rate of 20%. Capital losses are currently deductible for individuals to the extent of capital gains plus an amount not to exceed $3,000 ($1,500 for married individuals filing separately). There is no tax impact to the Company upon the sale of the Shares.

TENDER OF STOCK IN PAYMENT OF OPTION EXERCISE PRICE
The Plan provides that nonqualified stock options and incentive stock options, if authorized by the Board, may be exercised by tendering shares of Company Common Stock with a fair market value equal to part or all of the option exercise price. As a general rule, the delivery of Company Common Stock to exercise an Option granted under the Plan is treated as a nontaxable exchange to the extent that the optionee receives an equal number of shares of Company Common Stock upon exercise of the Option. The tax basis of the shares received will be the same as the optionee's tax basis for the tendered shares. The excess of the value of any additional shares received over any money paid upon exercise constitutes taxable income in the case of a nonqualified stock option, but not in the case of an incentive stock option. Any additional shares received upon the exercise of a nonqualified stock option will have an aggregate basis equal to the amount included in the optionee's income as a result of the exercise of the option plus any money paid (i.e., generally their fair market value). Any additional shares received upon the exercise of an incentive stock option will have a tax basis equal to the amount of the money paid, if any.

There is one exception to the above rules. If the Company Common Stock used to effect the exchange was received pursuant to the exercise of an incentive stock option and the requisite ISO Holding Period requirements have not been satisfied (including circumstances where shares are withheld or otherwise tendered pursuant to a cashless exercise of an incentive stock option), the tender of such shares would constitute a disqualifying disposition. In that case, the exchange of such shares would be treated as a taxable exchange, not a nontaxable exchange. The optionee would recognize income upon the exchange of such shares as described in the Section above.

LONG TERM CAPITAL GAIN
The maximum tax rate for long term capital gain under the Code is presently 20%.

ALTERNATIVE MINIMUM TAX
A taxpayer may be subject to an alternative minimum tax which is payable to the extent that such alternative minimum tax exceeds the taxpayer's regular income tax for the year. The alternative minimum tax is imposed at a flat rate of 26% on the taxpayer's alternative minimum taxable income up to $175,000 in excess of an exemption amount, and at a rate of 28% on the taxpayer's alternative minimum taxable income greater than $175,000 above the exemption amount. In computing a taxpayer's alternative minimum taxable income, the excess of the fair market value of the shares on the exercise date of an incentive stock option over the exercise price is included in alternative minimum taxable income. If, however, a disqualifying disposition occurs in the year in which the option is exercised, which disposition is a sale or exchange in which a loss (if sustained) would be recognized, the maximum amount that is included in alternative minimum taxable income is the gain realized on the disposition of the shares. The portion of a taxpayer's alternative minimum tax attributable to certain items included in the computation of alternative minimum taxable income (including amounts attributable to the exercise of an incentive stock option) may be credited against the taxpayer's regular tax liability in later years to the extent that the regular tax liability exceeds the alternative minimum tax.

TAX WITHHOLDING
The Company may require that a Participant pay to the Company in cash any federal, state and local taxes required by law to be withheld with respect to the grant of any Award under the Plan or exercise pursuant to such Award or related delivery of shares under the Plan. The Company, to the extent permitted or required by law, will have the right to deduct from any payment owed to a Participant (including salary or other compensation), any such federal, state or local taxes required to be withheld with respect to the grant of any Award under the Plan or exercise pursuant to such Award or related delivery of shares under the Plan. In the alternative, the Company may retain or sell without notice a sufficient number of the shares to be issued to the Participant to cover any such taxes.

Under the Plan, if authorized by the Board, a Participant may deliver shares of the Company's Common Stock, including shares acquired upon exercise of an Option, to pay withholding taxes due on exercise of the Option. Shares of Common Stock delivered to or retained by the Company to pay withholding taxes will be valued on the date as of which the withholding tax liability is determined.

The delivery of Common Stock of the Company to pay withholding taxes generally will result in a taxable gain to the participant to the extent that this value exceeds the Participant's basis in the stock. If the Common Stock delivered was acquired pursuant to the exercise of an incentive stock option and the requisite holding period requirements have not been satisfied (including circumstances where shares are withheld upon the exercise of an incentive stock option to pay the withholding taxes), a disqualifying disposition will result.

VOTE REQUIRED
--------------------------------------------------------------------------------

Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the annual meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the annual meeting, is required to approve the 2001 Plan. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

PLAN BENEFITS
--------------------------------------------------------------------------------

The Awards, if any, that will be paid to 2001 Plan participants for any fiscal year are subject to the discretion of the Board. Consequently, it is not possible to determine at this time the amount of the Awards that will be paid in 2001 or to determine or estimate the amount of Awards that would have been paid in any prior year had the 2001 Plan then been in effect. As of the date of this Proxy Statement, no Awards have been granted under the 2001 Plan.

PROPOSAL NO. 5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO INCREASE THE NUMBER OF SHARES IN NON-EMPLOYEE DIRECTOR
STOCK OPTION PLAN
--------------------------------------------------------------------------------

The Stockholders' approved the Non-Employee Director Stock Option Plan (the "Directors' Plan") on July 28, 1999. The Plan is intended to provide non-employee directors with an incentive to actively direct and contribute to the Company's growth by enabling them to acquire a proprietary interest in the Company. Originally, the maximum aggregate number of shares that may be optioned and sold under the Directors' Plan was 100,000 shares. We propose that the shareholders vote to increase the maximum aggregate number of shares that may be optioned and sold under the Directors' Plan to 200,000.

                THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES
                YOU TO VOTE FOR THE INCREASE IN NUMBER OF SHARES
                 TO THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

REASONS FOR APPROVAL
To maintain a competitive compensation package necessary to attract talented business professionals to join the Company's Board of Directors, the Company has instituted a policy that grants 10,000 shares annually to each non-employee Director who attends at least 75% of the aggregate number of Board of Directors' meetings during the year. Based on this policy and the current number of shares available under the existing Plan, there are not enough shares left in the Directors' Plan to issue grants to the anticipated Non-Employee Directors in 2002.

SUMMARY OF THE DIRECTORS' PLAN
The following summary of the Directors' Plan does not purport to be complete. Any Stockholder who wishes to obtain a copy of the Directors' Plan may do so upon request to the Company's Secretary Carole D. Argo, at the Company's principal executive offices located at 8029 Corporate Drive, Baltimore, Maryland 21236.

ADMINISTRATION.
The Directors' Plan will be administered by the Board. The interpretation and construction by the Committee of any provisions of, or the determination of any questions arising under, the Directors' Plan or any rule or regulation established by the Board pursuant to the Directors' Plan, will be final, conclusive and binding on all persons interested in the Directors' Plan.

SHARES SUBJECT TO THE DIRECTORS' PLAN.
The Directors' Plan authorizes the granting of stock options ("Options"), the exercise of which would allow up to a maximum of 200,000 shares of the Common Stock to be acquired by non-employee directors eligible to participate in the Directors' Plan. In order to prevent the dilution or enlargement of the rights of non-employee directors under the Directors' Plan, the number of shares of Common Stock authorized by the Directors' Plan and the number of shares subject to outstanding options are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock. If any Option granted under the Directors' Plan is forfeited or terminated, the shares of Common Stock that were underlying such Option shall again be available for distribution in connection with Options subsequently granted under the Directors' Plan.

EFFECTIVE DATE AND TERM OF DIRECTORS' PLAN.
If approved by the Company's shareholders, the change to the Directors' Plan which was originally approved by the Board on February 12, 1999 will be deemed effective on March 5, 2001, the date on which the change was adopted by the Board. The Directors' Plan will terminate ten (10) years after the effective date of the Directors' Plan, subject to earlier termination by the Board. No option may be granted after February 12, 2009, but Options previously granted may extend beyond such date.

NATURE OF OPTIONS.
The Directors' Plan provides for the non-discretionary grant of non-qualified stock options to the Company's non-employee directors. Each non-employee director, who joined the Board after February 12, 1999, will receive an option to acquire 10,000 Shares. In addition to the foregoing option grant, a grant of options to purchase 10,000 Shares will be made annually to each non-employee director on the first business day of each fiscal year, beginning with January 2000, provided that such director has attended at least 75% of the meetings of the Board and of the Board's Committees of which such non-employee director was a member in the preceding fiscal year.

EXERCISE OF OPTIONS.
Pursuant to the terms of the Directors' Plan, each option granted will vest one-third on the first anniversary of the option grant, an additional one-third on the second anniversary of the option grant and the remaining one-third on the third anniversary of the option grant, provided the non-employee director remains an Eligible Director (as defined in the Directors' Plan) at such vesting dates. Accordingly, each option grant will be vested and exercisable with respect to the 33 1/3% of the underlying shares on the first anniversary of the date of grant, 66 2/3% of the underlying shares on the second anniversary, and 100% of the underlying shares on the third anniversary. The exercise price of all options granted under the Directors' Plan will be the Fair Market Value of the Company's Common Stock on the grant date. All options granted under the Directors' Plan will expire five (5) years from the date of grant. Options are not transferable other than by will, under the laws of descent and distribution and each option is exercisable during the lifetime of the non-employee director only by the optionee. Unvested option grants terminate when the non-employee director ceases to be a director for any reason. Vested option grants will terminate ninety days after the non-employee director ceases to be a director by virtue of a voluntary resignation. If the non-employee director is unable to continue to be a member of the Board due to permanent and total disability or death, the vested portion of the option grant will remain exercisable for one year from the date of such event. If the non-employee director ceases to be a director as a result of failure to be reappointed as a director in any election of Shareholders, the vested portion of the option grant will remain exercisable for the remainder of the option's term.

AGREEMENTS.
Options granted under the Directors' Plan will be evidenced by agreements consistent with the Directors' Plan in such form as the Board may prescribe.

AMENDMENTS TO THE DIRECTORS' PLAN
The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the Directors' Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Option grant, without the Participant's consent.

OUTSTANDING OPTIONS.
Presently, eight options for 90,000 shares have been granted under the Directors' Plan.

FEDERAL INCOME TAX CONSIDERATIONS.
The Directors' Plan will not be a "qualified plan" as defined in Section 401(a) of the Code. Therefore, only nonstatutory stock options ("NSO") can be issued under the Directors' Plan.

A non-employee director does not realize any compensation income upon the grant of a NSO. Additionally, the Company may not take an income tax deduction at the time of the grant. Upon exercise of a NSO, a non-employee director realizes and must report as compensation income an amount equal to the difference between the fair market value of the Shares on the date of exercise and the exercise price. The Company is then entitled to take an income tax deduction at the same time and in the same amount as the non-employee director reports as compensation income.

Pursuant to applicable rules under Section 16(b) of the 1934 Act, the grant of an option (and not its exercise) to an individual who is subject to the reporting and short-swing provisions under Section 16 of the 1934 Act begins the six-month period of potential liability. The taxable event for the exercise of a NSO that has been outstanding at least six months would be date of exercise. If an option is exercise within six months after the date of grant, however, taxation ordinarily would be deferred until the date which is six months after the date of grant, unless that individual has filed an election pursuant to
Section 83(b) of the Code to be taxed on the date of exercise.

The non-employee director cost basis in the Shares is equal to the exercise price plus the compensation income realized upon exercise of the option. When a non-employee director disposes of the Shares received upon exercise of an NSO, he will realize capital gain income if the amount realized on the sale exceeds the basis in the Shares. If the basis in the Shares exceeds the amount realized on the sale, the non-employee director will realize a capital loss. The required holding period for long-term capital gains is presently one year. The excess of the net long-term capital gain over net short-term capital loss is taxable at a maximum tax rate of 20%. Capital losses are currently deductible for individuals to the extent of capital gains plus an amount not to exceed $3,000 ($1,500 for married individuals filing separately). There is no tax impact to the Company upon the sale of the shares by a non-employee director.

In addition to the foregoing federal tax considerations, the exercise of a NSO and the ultimate sale or other disposition of the Shares acquired thereby will in most cases be subject to state income taxation.

PLAN BENEFITS
--------------------------------------------------------------------------------

The following table sets forth the option grants, which will be made to non-employee directors (assuming all are elected) in January 2002 provided that the non-employee Director attends 75% of the aggregate number of

Board of Directors' meetings during 2001. If Mr. Clark is elected to the Board, he will receive an initial option grant of 10,000 shares. No executive officers or other employees of the Company will receive any options under the Directors' Plan.

           NAME              NUMBER OF OPTIONS
Thomas A. Brooks                  10,000
Andrew E. Clark                   20,000
Shelley A. Harrison               10,000
Ira A. Hunt, Jr.                  10,000
Bruce R. Thaw                     10,000
All non-executive directors
  As a group (5 persons)          60,000

VOTE REQUIRED
--------------------------------------------------------------------------------

Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the annual meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the annual meeting, is required to approve the 2001 Plan. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

Stockholders who wish to present proposals for action at the 2002 Annual Meeting of stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary on or before November 26, 2001 in order to be considered for inclusion in next year's proxy materials.

ANNUAL REPORT TO STOCKHOLDERS
--------------------------------------------------------------------------------

The Annual Report of the Company on Form 10-K for the year ended December 31, 2000, including audited financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation material.

OTHER MATTERS
--------------------------------------------------------------------------------

The Board of Directors of the Company does not know of any other matters that are to be presented for action at the annual meeting of stockholders. If any other matters are properly brought before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

                                          By order of the Board of Directors,

                                          Carole D. Argo
                                          Secretary

March 26, 2001
Baltimore, Maryland

                                                                       EXHIBIT A

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                 SAFENET, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SafeNet, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST:           THE NAME OF THE CORPORATION IS SAFENET, INC.

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of Delaware was November 1, 1988.

THIRD: Pursuant to sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and further amends the provisions of the Certificate of Incorporation of this corporation.

FOURTH: The Restated Certificate of Incorporation of said corporation shall be amended and restated to read in full as follows:

ARTICLE I
--------------------------------------------------------------------------------

The name of this corporation is SafeNet, Inc.

ARTICLE II
--------------------------------------------------------------------------------

The registered office of the corporation within the State of Delaware is located at 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

ARTICLE III
--------------------------------------------------------------------------------

The nature of the business and the purposes for which the corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV
--------------------------------------------------------------------------------

(a)  The Corporation shall be authorized to issue the following shares:

  CLASS     NUMBER OF SHARES   PAR VALUE
  -----     ----------------   ---------
Common         50,000,000        $.01
Preferred         500,000        $.01

(b) The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

    The Preferred shares shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board of Directors, without additional authority from the Corporation's shareholders; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is expressly authorized to fix the number of shares constituting such series; the annual rate or rates of dividends for the particular series; the dividend payment dates for the particular series; the redemption price or prices for the particular series; or the rights, if any, of holders of the shares of the particular series to convert same into shares of any other series or class or other securities of the Corporation, with any provisions for the subsequent adjustment of such conversion rights; to fix and alter the voting rights, if any; to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications and to fix the rights upon dissolution or liquidation, and any other special rights, qualifications, limitations, or restrictions of the shares of Preferred Stock of any such series thereof to the full extent now or hereafter permitted by the laws of the State of Delaware.

ARTICLE V
--------------------------------------------------------------------------------

The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     1. The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in the By-Laws. Election of directors need not be by ballot unless the By-Laws so provide.

     2. The Board of Directors shall have power without the assent or vote of the stockholders:

            (a) To make, alter, amend, change, add to, or repeal the By-Laws of the Corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the time for the declaration of payment of dividends.

            (b) To determine from time to time whether, and to what time and places, and under what conditions the accounts and books of the Corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

     3. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

     4. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any By-Laws from time to time made by the stockholders; provided, however, that no By-Laws so made shall invalidate any prior act of the directors which would have been valid if such By-Law had not been made.

ARTICLE VI
--------------------------------------------------------------------------------

No director shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the Corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under
Section 174 of the Delaware General Corporation Law, or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the Corporation's directors to the Corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time. The Corporation shall indemnify to the fullest extent permitted by Sections 102(b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the Corporation the power to indemnify.

ARTICLE VII
--------------------------------------------------------------------------------

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ARTICLE VIII
--------------------------------------------------------------------------------

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

FIFTH: This Restated Certificate of Incorporation and the amendments effected herein were adopted by the Corporation's Board of Directors and authorized by a majority of the holders of the outstanding shares entitled to vote thereon at an annual meeting of shareholders pursuant to Sections 222 and 242 of the General Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, WE HEREUNTO SIGN OUR NAMES AND AFFIRM THAT THE STATEMENTS MADE HEREIN ARE TRUE UNDER THE PENALTIES OF PERJURY, THIS
                DAY OF MAY 2001.

SAFENET, INC.

------------------------------------------------
Anthony A. Caputo, Chairman and Chief
Executive Officer

ATTEST:

------------------------------------------------
Carole D. Argo, Secretary

                                                                       EXHIBIT B
                                 SAFENET, INC.
                            2001 OMNIBUS STOCK PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1.       ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS
--------------------------------------------------------------------------------

SafeNet, Inc. hereby amends and restates the SafeNet, Inc. 2000 Nonqualified Stock Option Plan as the SAFENET, INC. 2001 OMNIBUS STOCK PLAN (the "Plan") to read as provided herein. The purpose of the Plan is to promote the long-term growth and profitability of SafeNet, Inc. (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

The Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), restricted or unrestricted share awards, phantom stock, performance awards, or any combination of the foregoing (collectively, "Awards").

2.       DEFINITIONS
--------------------------------------------------------------------------------

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a)  "BOARD" shall mean the Board of Directors of the Corporation.

(b) "CHANGE IN CONTROL" shall mean: (i) any sale, exchange or other disposition of substantially all of the Corporation's assets or over 50% of its Common Stock; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Corporation is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash, securities of the Corporation other than voting common stock, or securities of another issuer.

(c) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued there under.

(d) "COMMITTEE" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

(e)  "COMMON STOCK" shall mean shares of the Corporation's common stock.

(f)  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

(g) "FAIR MARKET VALUE" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined as follows: (1) if there is a public market for the Common Stock, the Fair Market Value per share shall be the average of the bid and asked prices of the Common Stock for such day if the Common Stock is then included for quotation on the NASDAQ Small-Cap Market or, the Fair Market Value per share shall be the closing price of the Common Stock for such day if the Common Stock is then included on the NASDAQ National Market or listed on the New York, American or Pacific Stock Exchange, or (2) if there is no public market for the Common Stock, the Fair

     Market Value of the Common Stock shall be determined in good faith by the Board or Committee in such manner as it may deem equitable for Plan purposes. The Board or the Committee may rely upon published quotations in The Wall Street Journal or a comparable publication for purposes of the calculation of the Fair Market Value per share as set forth above.

(h) "GRANT AGREEMENT" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

(i) "GRANT DATE" shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

(j) "PARENT" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in
     Section 424(e) of the Code, or any successor thereto of similar import.

(k) "RULE 16B-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

(l) "SUBSIDIARY" AND "SUBSIDIARIES" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "Subsidiary Corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.       ADMINISTRATION
--------------------------------------------------------------------------------

(a) PROCEDURE. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee to administer the Plan consisting solely of two (2) or more members of the Board who are "nonemployee directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Code Section 162(m). Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

     Members of the Board or Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan.

     The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members present. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

(b) POWERS OF THE COMMITTEE. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

     The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

     (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted,

     (ii)   determine the types of Awards to be granted,

     (iii) determine the number of shares to be covered by or used for reference purposes for each Award,

     (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate,

     (v) modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award which would adversely affect the grantee without the grantee's consent,

     (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment, and

     (vii) to establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

            The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

(c) LIMITED LIABILITY. To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award there under.

(d) INDEMNIFICATION. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

(e) EFFECT OF COMMITTEE'S DECISION. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.       SHARES AVAILABLE FOR THE PLAN; MAXIMUM AWARDS
--------------------------------------------------------------------------------

Subject to adjustments as provided in Section 12 of the Plan, the shares of stock that may be delivered or purchased or used for reference purposes (with respect to stock appreciation rights, phantom stock units or performance awards payable in cash) with respect to Awards granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 1,000,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Awards under the Plan, subject to adjustments as provided in Section 12 of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of

Common Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

The maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one calendar year to any one individual shall be limited to 200,000. To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Common Stock subject to the foregoing limit with respect to which the related Award is terminated, surrendered or canceled shall not again be available for grant under this limit.

5.       PARTICIPATION
--------------------------------------------------------------------------------

Participation in the Plan shall be open to all employees, officers, directors and consultants of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.

Awards may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.       STOCK OPTIONS
--------------------------------------------------------------------------------

Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants Awards of nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The stock option Awards granted shall be subject to the following terms and conditions.

(a) GRANT OF OPTION. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the stock option evidenced thereby and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

(b) PRICE. The price per share payable upon the exercise of each stock option ("exercise price") shall be determined by the Committee.

(c) PAYMENT. Stock options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, if approved by the Committee, in shares of Common Stock or a combination of cash and shares of Common Stock, or by such other means as the Committee may prescribe. The Fair Market Value of shares of Common Stock delivered on exercise of stock options shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Committee, shares acquired upon exercise of the stock option. Any fractional share will be paid in cash. If approved by the Board of Directors, the Corporation may make or guarantee loans to grantees to assist grantees in exercising stock options and satisfying any related withholding tax obligations.

     If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

(d) TERMS OF OPTIONS. The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding stock option.

(e) RESTRICTIONS ON INCENTIVE STOCK OPTIONS. Incentive stock option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

     (i) GRANT DATE. An incentive stock option must be granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

     (ii) EXERCISE PRICE AND TERM. The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted and the term of the stock option shall not exceed ten years. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed five years.

     (iii) MAXIMUM GRANT. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under
            Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

     (iv) GRANTEE. Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

     (v) DESIGNATION. No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

     (vi) STOCKHOLDER APPROVAL. No stock option issued under the Plan shall be an incentive stock option unless the Plan is approved by the shareholders of the Corporation within 12 months of its adoption by the Board in accordance with the Bylaws and Articles of the Corporation and governing law relating to such matters.

(f) OTHER TERMS AND CONDITIONS. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.       STOCK APPRECIATION RIGHTS
--------------------------------------------------------------------------------

(a) AWARD OF STOCK APPRECIATION RIGHTS. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock appreciation rights ("SARs") to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. In no event shall a SAR be exercisable more than ten years from the date it is granted. The grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a SAR.

(b) RESTRICTIONS OF TANDEM SARS. No incentive stock option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the incentive stock option is greater than the exercise price for such incentive stock option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

(c) AMOUNT OF PAYMENT UPON EXERCISE OF SARS. A SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose).

(d) FORM OF PAYMENT UPON EXERCISE OF SARS. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.       STOCK AWARDS (INCLUDING RESTRICTED AND UNRESTRICTED SHARES AND PHANTOM
STOCK)
--------------------------------------------------------------------------------

(a) STOCK AWARDS, IN GENERAL. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock Awards to eligible participants in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. A stock Award may be denominated in shares of Common Stock or stock-equivalent units ("phantom stock"), and may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time.

(b) RESTRICTED SHARES. Each stock Award shall specify the applicable restrictions, if any, on such shares of Common Stock, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares of Common Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any restriction applicable to any shares of Common Stock awarded to any grantee under the Plan. Share certificates with respect to restricted shares of Common Stock granted pursuant to a stock Award may be issued at the time of grant of the stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such stock Award or, alternatively, the grantee may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during such period of restriction following issuance of share certificates, the grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the restricted shares. If share certificates are issued upon lapse of restrictions on a stock Award, the Committee may provide that the grantee will be entitled to receive any amounts per share pursuant to any dividend or distribution paid by the Corporation on its Common Stock to stockholders of record after grant of the stock Award and prior to the issuance of the share certificates.

(c) PHANTOM STOCK. The grant of phantom stock units shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, that incorporates the terms of the Plan and states the number of phantom stock units evidenced thereby and the terms and conditions of such phantom stock units in such form as the Committee may from time to time determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation's assets. Phantom stock units may be exercised in whole or in part by delivery of an appropriate exercise notice to the Committee in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may prescribe, and/or such determinations, orders, or decisions as the Committee may make. Except as otherwise provided in the applicable Grant Agreement, the grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit as a result of the grant of a phantom stock unit to the grantee. Phantom stock units may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

9.       PERFORMANCE AWARDS
--------------------------------------------------------------------------------

The Committee may in its discretion grant performance Awards which become payable on account of attainment of one or more performance goals established by the Committee. Performance Awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. Performance goals established by the Committee may be based on the Corporation's operating income or one or more other business criteria selected by the Committee that apply to an individual or group of individuals, a business unit, or the Corporation as a whole, over such performance period as the Committee may designate. The Committee in its discretion may recommend to the Board of Directors of the Corporation that the material terms of any Performance Award or program with respect to some or all eligible participants be submitted for approval by the stockholders.

10.       WITHHOLDING OF TAXES
--------------------------------------------------------------------------------

The Corporation may require, as a condition to the grant of any Award under the Plan or exercise pursuant to such Award or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the grantee pay to the Corporation, in cash or, if approved by the Corporation, in shares of Common Stock, including shares acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

11.       TRANSFERABILITY
--------------------------------------------------------------------------------

No Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

12.       ADJUSTMENTS; BUSINESS COMBINATIONS
--------------------------------------------------------------------------------

In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common Stock referred to above.

In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Common Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the award.

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 12) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, stock appreciation right or restricted stock Award:
(i) each grantee shall have the right to exercise his stock option or stock appreciation right, or to require delivery of share certificates representing any such restricted stock Award, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option, stock appreciation right or restricted stock Award that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option or stock appreciation right not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any restricted stock as to which there has not been such delivery of share certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date. The Committee shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Corporation and the grantee's rights with respect to his outstanding Award.

Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share of Common Stock subject to Awards.

13.       TERMINATION AND MODIFICATION OF THE PLAN
--------------------------------------------------------------------------------

The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation to increase the number of shares of Common Stock subject to the Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or NASDAQ System upon which the Common Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan).

The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Award in any manner to the extent that the Committee would have had the authority to make such Award as so modified or amended. No modification may be made that would materially adversely affect any Award previously made under the Plan without the approval of the grantee.

14.       NON-GUARANTEE OF EMPLOYMENT
--------------------------------------------------------------------------------

Nothing in the Plan or in any Grant Agreement there under shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

15.       TERMINATION OF EMPLOYMENT
--------------------------------------------------------------------------------

For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

16.       WRITTEN AGREEMENT
--------------------------------------------------------------------------------

Each Grant Agreement entered into between the Corporation and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

17.       NON-UNIFORM DETERMINATIONS
--------------------------------------------------------------------------------

The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

18.       LIMITATION ON BENEFITS
--------------------------------------------------------------------------------

With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

19.       LISTING AND REGISTRATION
--------------------------------------------------------------------------------

If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. ("NASDAQ System") or under any law, of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares there under, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

20.       COMPLIANCE WITH SECURITIES LAW
--------------------------------------------------------------------------------

Common Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of share certificates there under for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated there under, and the requirements of any national securities exchange or NASDAQ System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

Stock certificates evidencing unregistered shares acquired upon the exercise of Options shall contain a restrictive securities legend substantially as follows:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

21.       NO TRUST OR FUND CREATED
--------------------------------------------------------------------------------

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

22.       NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS
--------------------------------------------------------------------------------

Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock options, stock awards, stock appreciation rights or phantom stock units otherwise than under the Plan.

23.       NO RESTRICTION OF CORPORATE ACTION
--------------------------------------------------------------------------------

Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award issued under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent or Subsidiary as a result of such action.

24.       GOVERNING LAW
--------------------------------------------------------------------------------

The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or there under, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws rules and principles.

25.       PLAN SUBJECT TO CHARTER AND BY-LAWS
--------------------------------------------------------------------------------

This Plan is subject to the Articles and By-Laws of the Corporation, as they may be amended from time to time.

26.       EFFECTIVE DATE; TERMINATION DATE
--------------------------------------------------------------------------------

The Plan, as amended and restated herein, is effective as of the date on which the amendment and restatement of the Plan was adopted by the Board; provided that the amendment and restatement of the Plan shall be null and void unless approved within 12 months thereafter by the shareholders of the Corporation. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

                                                                       EXHIBIT C

                            AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ORGANIZATION
--------------------------------------------------------------------------------

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors*, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY
--------------------------------------------------------------------------------

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES
--------------------------------------------------------------------------------

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders.

The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors.

The committee shall discuss with the auditors their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and shall consider the compatibility of nonaudit services with the auditors' independence.

Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

The committee shall discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q.

Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     * AS OF MARCH 1, 2001, THERE ARE ONLY TWO MEMBERS. IT IS PLANNED TO ADD A THIRD MEMBER BY JUNE 30, 2001.

                                                                       EXHIBIT D

                    INFORMATION RESOURCE ENGINEEERING, INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURPOSES OF THE PLAN.
--------------------------------------------------------------------------------

The purposes of the Non-Employee Directors Stock Option Plan (the "Plan") are to attract and retain the best available individuals to serve as non-employee members of the Board of Directors of SafeNet, Inc. (The "Company"), to reward such directors for their contributions to the profitable growth of the Company, and to maximize the identity of interest between such directors and shareholders generally.

1.    DEFINITIONS. As used herein, the following definitions shall apply:

     (a)  "BOARD" shall mean the Board of Directors of the Company.

     (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulation promulgated there under.

     (c) "COMMON STOCK" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

     (d) "COMPANY" shall mean Information Resource Engineering, Inc., a Delaware corporation.

     (e) "EFFECTIVE DATE" shall be February 12, 1999, the date that the Board adopted the Plan.

     (f) "ELIGIBLE DIRECTOR" shall mean (i) those individuals who are serving as non-employee members of the Board on the Effective Date, or (ii) those individuals who are elected or appointed as non-employee members of the Board after the Effective Date, whether through appointment by the Board or election of the Company's shareholders.

     (g) "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended.

     (h) "EXERCISE PRICE" shall mean, with respect to Shares of Optioned Stock, the Fair Market Value of such Shares on the date of grant of the Option.

     (i) "FAIR MARKET VALUE" on a particular date shall mean (1) if there is a public market for the Common Stock, the Fair Market Value per Share shall be the average of the bid and asked prices of the Common Stock for such day if the Common Stock is then included for quotation on the NASDAQ Small-Cap Market or, the Fair Market Value per Share shall be the closing price of the Common Stock for such day if the Common Stock is then included on the NASDAQ National Market or listed on the New York, American or Pacific Stock Exchange, or (2) if there is no public market for the Common Stock, the Fair Market Value of the Common Stock determined in good faith by the Board in such manner as it may deem equitable for Plan purposes. The Board may rely upon published quotations in The Wall Street Journal or a comparable publication for purposes of the calculation of the Fair Market Value per Share as set forth above.

     (j)  "OPTION" shall mean a stock option granted under the Plan.

     (k)  "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

     (l) "OPTIONEE" shall mean a Non-Employee Director of the Company who has been granted one or more Options.

     (m)  "PLAN" shall mean this Non-Employee Directors Stock Option Plan.

     (n) "SHARE" shall mean a share of Common Stock, as adjusted in accordance with Section 8 of the Plan.

     (o) "STOCK OPTION AGREEMENT" shall mean the written agreement evidencing the grant of an Option.

2. COMMON STOCK SUBJECT TO THE PLAN. The shares of stock subject to any Option granted under this Plan shall be Shares of Common Stock. The maximum aggregate number of Shares, which may be subject to, and issued under, Options granted pursuant to the Plan, shall not exceed 200,000 Shares, subject to adjustment as provided in Section 8 of the Plan. Any Shares issued upon the exercise of Options granted under the Plan may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in its treasury. In the event that an outstanding Option under the Plan expires, is terminated or (with the consent of the Optionee) is cancelled, those Shares allocable to the unused portion of such option may thereafter be subject to new options granted pursuant to the Plan.

3.    OPTION GRANTS.

     (a) Each individual, who first becomes an Eligible Director after the Effective Date, whether through election by the shareholders or appointment of the Board, shall automatically be granted at the time of such initial election or appointment, an Option to purchase 10,000 Shares.

     (b) On the first business day of each fiscal year (the "Annual Grant Date"), beginning with January 2000, each individual who is at that time an Eligible Director shall automatically be granted an Option under the Plan to purchase an additional 10,000 Shares; provided such individual (i) has attended 75% of the meetings of the Board held during the 12-month period immediately preceding the Annual Grant Date, or (ii) if such individual was appointed or elected as a director during such 12-month period, he has attended 75% of the meetings of the Board held during his term as a director, and (iii) has attended 75% of the meetings of any Committee of the Board to which such individual has been appointed as a member during such 12-month period.

     (c) The per share exercise price of Shares to be issued pursuant to the exercise of an Option shall be the Fair Market Value on the date of grant.

     (d) Each Option granted pursuant to this Plan shall vest and become exercisable according to the following schedule, provided that the Optionee remains an Eligible Director at such vesting date:

            VESTING DATE               PERCENTAGE OF SHARES VESTING
            ------------               ----------------------------
First Anniversary of Grant                 33 1/3%
Second Anniversary of Grant                66 2/3%
Third Anniversary of Grant                   100%

4. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective as of February 12, 1999, the date on which the Board approved the Plan (the Effective Date"), subject to approval hereto by the Shareholders of the Company no later than February 12, 2000. Options may be granted under the Plan on or after the Effective Date. If such approval is not obtained, then any Shares issued upon exercise of an Option will be unregistered shares. Except as just provided, the failure to obtain such approval shall not affect the effectiveness of the Plan. No Option may be granted after February 12, 2009 (ten years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.

5.    TERM, EXERCISE AND RIGHTS AS A STOCKHOLDER.

     (a) The term of each Option shall be five (5) years from the date of grant thereof. A vested Option may be exercised in whole or in part at any time during the term of the Option. An Option may not be exercised for a fraction of a Share.

     (b) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal office to the attention of the Secretary of the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the option is exercised has been received by the Company.

     (c) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificates evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Option Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

6. PAYMENT. Upon exercise of an Option, the full exercise price of the Shares being purchased, and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

     (a) In United States dollars in cash or by certified check, bank draft or money order payable to the order of the Company; or

     (b) At the discretion of the Board, through the delivery of Shares of Common Stock, with an aggregate Fair Market Value, equal to the Exercise Price; or

     (c)  By any combination of (a) and (b) above.

     The Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option, as it deems appropriate.

7. NON-TRANSFERABILITY OF OPTION. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

8.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR REORGANIZATION OR MERGER.

     (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellations or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option.

     (b) REORGANIZATION OR MERGER. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event that outstanding Shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares of stock or securities of another corporation, whether as a result of a reorganization, recapitalization, reclassification, merger consolidation or otherwise, as in the event of a proposed sale of all or substantially all of the assets of the Company, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board or makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

9.    TERMINATION OF AN OPTION.

     (a) TERMINATION AS A DIRECTOR. If an Optionee ceases to be a director, (i) by virtue of a voluntary resignation, then the Option shall terminate on the date ninety days after the date the Optionee ceases to be a director: or (ii) as a result of a failure to be reappointed as a Director in any election of Shareholders, then the vested portion of the Option shall remain exercisable for its term and the balance of the Option shall terminate.

     (b) DISABILITY. If an Optionee is unable to continue to be a member of the Board as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), he may exercise the Option at any time within one (1) year following the date he ceased to be a director, but only to the extent he was entitled to exercise it on the date he ceased to be a director. To the extent that he was not entitled to exercise the Option on the date he ceased to be a director, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (c) DEATH. If an Optionee dies during the term of the Option or within 90 days after voluntarily resigning as a Director or within one year after termination of service as a Director for reason of disability, the Option may be exercised at any time within one (1) year following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that an Optionee was entitled to exercise the Option on the date of death. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate

10. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Non-Employee Director to whom an Option is so granted within a reasonable time after the date of such grant.

11.   AMENDMENT AND TERMINATION OF THE PLAN.

     (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respect as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote:

          (1) Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 8 of the Plan;

          (2) Any change in the designation of the class of Directors eligible to be granted Options; or

          (3)  If the Company has a class of equity security registered under
               Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

     (b) EFFECT OF AMENDMENT OR TERMINATION. ANY SUCH AMENDMENT OR TERMINATION OF THE PLAN SHALL NOT AFFECT OPTIONS ALREADY GRANTED AND SUCH OPTIONS SHALL REMAIN IN FULL FORCE AND EFFECT AS IF THIS PLAN HAD NOT BEEN AMENDED OR TERMINATED, UNLESS MUTUALLY AGREED OTHERWISE BETWEEN THE OPTIONEE AND THE BOARD, WHICH AGREEMENT MUST BE IN WRITING AND SIGNED BY THE OPTIONEE AND THE COMPANY.

12. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated there under, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       AS A CONDITION TO THE EXERCISE OF AN OPTION, THE COMPANY MAY REQUIRE THE PERSON EXERCISING SUCH OPTION TO REPRESENT AND WARRANT AT THE TIME OF ANY SUCH EXERCISE THAT THE SHARES ARE BEING PURCHASED ONLY FOR INVESTMENT AND WITHOUT ANY PRESENT INTENTION TO SELL OR DISTRIBUTE SUCH SHARES IF, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH A REPRESENTATION IS REQUIRED BY ANY OF THE AFOREMENTIONED RELEVANT PROVISIONS OF LAW.

       Stock certificates evidencing unregistered shares acquired upon the exercise of Options shall bear restrictive securities legend substantially as follows:

 "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR
 OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE
  ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT
                      SUCH REGISTRATION IS NOT REQUIRED."

13. CHANGE IN CONTROL. Each Option that is outstanding on a Control Change Date, as hereinafter defined, shall be exercisable in whole or in part on that date and thereafter during the remainder of the Option period stated in the Stock Option Agreement. A "Change in Control" occurs if, after the date of the initial Stock Option Agreement, (1) any person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the owner or beneficial owner of the Company's securities having 20% or more of the combined voting power of the then outstanding Company's securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board as long as a majority of the Board approving the purchases is in the majority at the time the purchases are made); or (2) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were directors of the Company before such transactions ceased to constitute a majority of the Board or any successor's board, within two years of the last of such transactions. For purposes of this Section, the "Control Change Date" is the date on which an event described in (1) or (2) occurs. If a Change of Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

14. RESERVATION, ISSUANCE AND SALE OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. STOCK OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

16.   MISCELLANEOUS PROVISIONS.

     (a) NOT A CONTRACT OF SERVICE. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant to the Plan shall be deemed to confer upon any Non-Employee Director to whom an Option may be granted hereunder any right to remain as a Director of the Company.

     (b) PLAN EXPENSES. Any expenses of administering this Plan shall be borne by the Company.

     (c) USE OF EXERCISE PROCEEDS. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

     (d) UNFUNDED PLAN. This Plan shall be unfunded and the Company shall be under no obligation to segregate or reserve any Shares, funds or other assets for purposes relative to this Plan and no Optionee shall have any rights whatsoever in or with respect to any Stock, funds or assets of the Company.

     (e) CONSTRUCTION OF PLAN. The place of administration of the Plan shall be in the State of Delaware, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Delaware and where applicable, in accordance with the Code.

     (f) TAXES. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Non-Employee Director after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

     (g) INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his own behalf.

     (h) GENDER. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

                                  SAFENET, INC.
                              8029 CORPORATE DRIVE
                               BALTIMORE, MD 21236

               PROXY CARD, SOLICITED BY MANAGEMENT OF THE COMPANY
===============================================================================

The undersigned hereby constitutes and appoints Anthony A. Caputo or Bruce R. Thaw, or either one of them acting in the absence of the other, with full power of substitution, to be the true and lawful attorneys and proxies for the undersigned to vote at the Annual Meeting of Shareholders of Information Resource Engineering, Inc. (the "Company") to be held at the Company's offices located at 8029 Corporate Drive, Baltimore, Maryland 21236 on May 16, 2001 at 10:30 A.M. or at any adjournment thereof. Notice of which meeting together with a Proxy Statement has been received. Said proxies are directed to vote the shares the undersigned would be entitled to vote if personally present upon the following matters, all more fully described in the Proxy Statement.

The Board of Directors favor a vote FOR the following proposals:

1. The election of Directors Nominees: Anthony A. Caputo, Thomas A. Brooks, Andrew E. Clark, Shelley A. Harrison, Ira A. Hunt, Jr. and Bruce R. Thaw

[ ]   FOR all nominees, except as noted    [ ]  WITHHOLD AUTHORITY to vote for
                                                all nominees

Instructions: To withhold your vote from an individual nominee, write that nominee's name on the space provided below.

------------------------------------------------------------------
IF YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE AS PROVIDED HEREIN, YOU SHALL BE DEEMED TO HAVE GRANTED SUCH AUTHORITY.

2. The approval of an amendment to the restated certificate of incorporation of the Company increasing the authorized number of shares of common stock of the Company from 15,000,000 to 50,000,000.

[ ]   FOR        [ ]    AGAINST           [ ]     ABSTAIN

3. To ratify the appointment of Ernst & Young LLP as the Company's new auditors for the fiscal year ending December 31, 2001.

[ ]   FOR        [ ]    AGAINST           [ ]     ABSTAIN

4.    The approval of the Company's 2001 Omnibus Stock Plan.

[ ]   FOR        [ ]    AGAINST           [ ]     ABSTAIN

5. To increase the number of shares in the Non-Employee Director Stock Option Plan from 100,000 to 200,000 shares.

[ ]   FOR        [ ]    AGAINST           [ ]     ABSTAIN

6. In accordance with their best judgment with respect to any other business that may properly come before the meeting.

The shares represented by this Proxy will be voted and in the event instructions are given in the space provided, they will be voted in accordance therewith; if instructions are not given, they will be voted as recommended by the Board of Directors with regard to the proposals.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement.

                  DATED:
                          -------------------------

                  SIGNATURE:
                              ----------------------------
                  (Must correspond with name as printed in the space beside)